EXHIBIT 32.1
                        DIGITAL DESCRIPTOR SYSTEMS, INC.
                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Digital Descriptor Systems, Inc. (the "Company") on Form 10-QSB for the period ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Anthony Shupin, President, Chief Executive Officer, Acting Chief Financial Officer and Director of the Company, certify, pursuant to 18 U.S.C., ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complied with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 2934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Digital Descriptor Systems, Inc. and will be retained by Digital Descriptor Systems, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Date: November 15, 2004

/s/ Anthony Shupin
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Anthony Shupin
President, Chief Executive Officer,
Acting Chief Financial Officer and Director